UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 16,_2004

AIMCO Properties, L.P.

(Exact name of registrant as specified in its charter)

Delaware	0-24497	84-1275621

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4582 South Ulster Street Parkway,	80237
Suite 1100, Denver, CO	(Zip Code)

(Address of principal executive offices)

Registrant’s telephone number, including area code (303) 757-8101

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

     AIMCO Properties, L.P. (the “Operating Partnership”) entered into an Underwriting Agreement, dated as of December 16, 2004 (the “Underwriting Agreement”), by and among Apartment Investment and Management Company (the “Company”), the Operating Partnership, and Deutsche Bank Securities Inc. and UBS Securities LLC, as managers for the underwriters named therein (collectively, the “Underwriters”). Pursuant to the Underwriting Agreement, the Company agreed to sell to the Underwriters 3,000,000 shares of its 7.875% Class Y Cumulative Preferred Stock, $.01 par value per share (the “Class Y Preferred Stock”), at a price of $24.2125 per share, for resale to the public by the Underwriters at $25 per share. The Company also gave the Underwriters an option to purchase up to 450,000 additional shares of the Class Y Preferred Stock to cover over-allotments. The over-allotment option has been exercised in full. The closing of the sale of the 3,450,000 shares of Class Y Preferred Stock contemplated by the Underwriting Agreement occurred on December 21, 2004. The Company will invest the net proceeds from the sale of the Class Y Preferred Stock in the Operating Partnership in exchange for an equal number of Class Y Partnership Preferred Units with economic terms similar to the Class Y Preferred Stock (the “Class Y Units”). A copy of the Underwriting Agreement is filed as Exhibit 1.1 to this report and incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

     The information set forth under Item 1.01 of this report is incorporated herein by reference.

     The Class Y Units will be issued in a private placement transaction exempt from registration under Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”). The terms of the Class Y Units are set forth in an amendment to the agreement of limited partnership of the Operating Partnership, a copy of which is filed herewith as Exhibit 4.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

     The following exhibits are filed with this report:

Exhibit
Number	Description
1.1	Underwriting Agreement, dated as of December 16, 2004, by and among Apartment Investment and Management Company, AIMCO Properties L.P. and Deutsche Bank Securities Inc. and UBS Securities LLC, as managers for the underwriters named therein (Exhibit 1.1 to the Company’s Current Report on Form 8-K, dated December 16, 2004 (filed December 22, 2004), is incorporated herein by reference).

4.1	Forty-Fourth Amendment to the Third Amended and Restated Agreement of Limited Partnership of AIMCO Properties, L.P.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AIMCO PROPERTIES, L.P.

	By:	AIMCO-GP, INC.
Its General Partner

Date: December 22, 2004		By:	/s/ Paul J. McAuliffe

Paul J. McAuliffe
Executive Vice President and
Chief Financial Officer

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EXHIBIT INDEX

Exhibit
Number	Description
1.1	Underwriting Agreement, dated as of December 16, 2004, by and among Apartment Investment and Management Company, AIMCO Properties L.P., and Deutsche Bank Securities Inc. and UBS Securities LLC, as managers for the underwriters named therein (Exhibit 1.1 to the Company’s Current Report on Form 8-K, dated December 16, 2004 (filed December 22, 2004), is incorporated herein by reference).

4.1	Forty-Fourth Amendment to the Third Amended and Restated Agreement of Limited Partnership of AIMCO Properties, L.P.

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